                                                                      EXHIBIT 24



                               POWERS OF ATTORNEY

                               POWERS OF ATTORNEY

     Know all men by these presents, that the undersigned constitutes and appoints Stephen L. Way and Frank J. Bramanti, and each of them, his true and lawful attorney-in-fact and agent, with full power of substitution and re-substitution, for him and in his name, place and stead, in any and all capacities, to sign this Annual Report on Form 10-K and any and all amendments thereto, and to file same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that such attorneys-in-fact and agents or any of the, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.



                                       JAMES M. BERRY
                                       --------------
                                       James M. Berry

                                       Date: March 27, 1998
                                             --------------

                               POWERS OF ATTORNEY

     Know all men by these presents, that the undersigned constitutes and appoints Stephen L. Way and Frank J. Bramanti, and each of them, his true and lawful attorney-in-fact and agent, with full power of substitution and re-substitution, for him and in his name, place and stead, in any and all capacities, to sign this Annual Report on Form 10-K and any and all amendments thereto, and to file same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that such attorneys-in-fact and agents or any of the, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.



                                       PATRICK B. COLLINS
                                       ------------------
                                       Patrick B. Collins

                                       Date: March 27, 1998
                                             --------------

                               POWERS OF ATTORNEY

     Know all men by these presents, that the undersigned constitutes and appoints Stephen L. Way and Frank J. Bramanti, and each of them, his true and lawful attorney-in-fact and agent, with full power of substitution and re-substitution, for him and in his name, place and stead, in any and all capacities, to sign this Annual Report on Form 10-K and any and all amendments thereto, and to file same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that such attorneys-in-fact and agents or any of the, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.



                                       J. ROBERT DICKERSON
                                       -------------------
                                       J. Robert Dickerson

                                       Date: March 27, 1998
                                             --------------

                               POWERS OF ATTORNEY

     Know all men by these presents, that the undersigned constitutes and appoints Stephen L. Way and Frank J. Bramanti, and each of them, his true and lawful attorney-in-fact and agent, with full power of substitution and re-substitution, for him and in his name, place and stead, in any and all capacities, to sign this Annual Report on Form 10-K and any and all amendments thereto, and to file same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that such attorneys-in-fact and agents or any of the, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.



                                       EDWIN H. FRANK, III
                                       -------------------
                                       Edwin H. Frank, III

                                       Date: March 27, 1998
                                             --------------

                               POWERS OF ATTORNEY

     Know all men by these presents, that the undersigned constitutes and appoints Stephen L. Way and Frank J. Bramanti, and each of them, his true and lawful attorney-in-fact and agent, with full power of substitution and re-substitution, for him and in his name, place and stead, in any and all capacities, to sign this Annual Report on Form 10-K and any and all amendments thereto, and to file same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that such attorneys-in-fact and agents or any of the, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.



                                       ALLAN W. FULKERSON
                                       ------------------
                                       Allan W. Fulkerson

                                       Date: March 27, 1998
                                             --------------

                               POWERS OF ATTORNEY

     Know all men by these presents, that the undersigned constitutes and appoints Stephen L. Way and Frank J. Bramanti, and each of them, his true and lawful attorney-in-fact and agent, with full power of substitution and re-substitution, for him and in his name, place and stead, in any and all capacities, to sign this Annual Report on Form 10-K and any and all amendments thereto, and to file same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that such attorneys-in-fact and agents or any of the, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.



                                       WALTER J. LACK
                                       --------------
                                       Walter J. Lack

                                       Date: March 27, 1998
                                             --------------

                               POWERS OF ATTORNEY

     Know all men by these presents, that the undersigned constitutes and appoints Stephen L. Way and Frank J. Bramanti, and each of them, his true and lawful attorney-in-fact and agent, with full power of substitution and re-substitution, for him and in his name, place and stead, in any and all capacities, to sign this Annual Report on Form 10-K and any and all amendments thereto, and to file same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that such attorneys-in-fact and agents or any of the, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.



                                       STEPHEN J. LOCKWOOD
                                       -------------------
                                       Stephen J. Lockwood

                                       Date: March 27, 1998
                                             --------------

                               POWERS OF ATTORNEY

     Know all men by these presents, that the undersigned constitutes and appoints Stephen L. Way and Frank J. Bramanti, and each of them, his true and lawful attorney-in-fact and agent, with full power of substitution and re-substitution, for him and in his name, place and stead, in any and all capacities, to sign this Annual Report on Form 10-K and any and all amendments thereto, and to file same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that such attorneys-in-fact and agents or any of the, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.



                                       JOHN N. MOLBECK, JR.
                                       --------------------
                                       John N. Molbeck, Jr.

                                       Date: March 27, 1998
                                             --------------

                               POWERS OF ATTORNEY

     Know all men by these presents, that the undersigned constitutes and appoints Stephen L. Way and Frank J. Bramanti, and each of them, his true and lawful attorney-in-fact and agent, with full power of substitution and re-substitution, for him and in his name, place and stead, in any and all capacities, to sign this Annual Report on Form 10-K and any and all amendments thereto, and to file same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that such attorneys-in-fact and agents or any of the, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.



                                       PETER B. SMITH
                                       --------------
                                       Peter B. Smith

                                       Date: March 27, 1998
                                             --------------

                               POWERS OF ATTORNEY

     Know all men by these presents, that the undersigned constitutes and appoints Stephen L. Way and Frank J. Bramanti, and each of them, his true and lawful attorney-in-fact and agent, with full power of substitution and re-substitution, for him and in his name, place and stead, in any and all capacities, to sign this Annual Report on Form 10-K and any and all amendments thereto, and to file same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that such attorneys-in-fact and agents or any of the, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.



                                       HUGH T. WILSON
                                       --------------
                                       Hugh T. Wilson

                                       Date: March 27, 1998
                                             --------------